EXHIBIT 13.1

CERTIFICATION

In connection with the Annual Report of Foremost Lithium Resource & Technology Ltd. (the “Company”) on Form 20-F for the fiscal year ended March 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jason Barnard, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 28, 2024

By:	/s/ Jason Barnard
Name:	Jason Barnard
Title:	Chief Executive Officer